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                                                                   Exhibit 10.54

                                   FIRST AMENDMENT
                                          TO
                             CHANGE IN CONTROL AGREEMENT

    THIS FIRST AMENDMENT TO CHANGE IN CONTROL AGREEMENT ("AMENDMENT") is made and entered into as of this 1st day of January, 1996, by and among LG&E ENERGY CORP. (the "COMPANY") and _____________________ (the "EXECUTIVE").

    WHEREAS, the Company and the Executive entered into a Change in Control Agreement, dated March 4, 1993 (the "Agreement"), to provide the Executive with certain benefits in the event the Executive is terminated as a result of, or in connection with, a Change in Control.

    WHEREAS, on June 6, 1995, the Board of Directors approved a first amendment to the Company's Rights Agreement, dated December 5, 1990, which modified the definition of "Acquiring Person" under the Rights Agreement to be, among other things, the beneficial owner of fifteen percent (15%) of the Company's outstanding common stock, instead of twenty percent (20%).

    WHEREAS, pursuant to Section 12 of the Agreement and in light of the change to the definition of "Acquiring Person" under the Rights Agreement, the parties to the Agreement desire to amend the Agreement to alter the definition of Change in Control thereunder.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. All capitalized terms used but not defined in this Amendment shall have their same respective meanings as in the Agreement. Unless otherwise indicated, all Section and Subsection references are to the Agreement

    2.   AMENDMENT OF AGREEMENT.   The first sentence of Section 2.3(a) of the
Agreement is hereby amended by deleting the reference to "twenty percent (20%)" appearing in the eighth line thereof and inserting in lieu thereof "fifteen percent (15%)".

    3. CONTINUATION OF AGREEMENT. Except as amended hereby, the terms and conditions of the Agreement, as amended by this Amendment, shall remain unchanged and in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

LG&E ENERGY CORP.
                                        ---------------------------------


By:
   ---------------------------------    ---------------------------------
    Roger W. Hale
    Chairman of the Board and Chief
    Executive Officer